SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 7, 2006

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The undersigned registrant hereby amends Item 9.01(c) of its Current Report on Form 8-K dated June 7, 2006 (the “Current Report”) to supersede and replace Exhibit 5.1 thereto. The exhibit filed herewith replaces the opinion of Balch & Bingham LLP originally filed as Exhibit 5.1 with the Current Report. The registrant inadvertently attached incorrect documents to the Current Report as originally filed.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

5.1	Opinion of Balch & Bingham LLP relating to the Series JJ Senior Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2006	ALABAMA POWER COMPANY
By /s/Wayne Boston Wayne Boston Assistant Secretary